UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Duos Technologies Group, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). The record date (the “Record Date”) for the Annual Meeting was April 22, 2022. As of the Record Date, the Company had issued and outstanding 6,096,541 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 851 shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”). Each share of Common Stock had one vote. Each share of Series B Preferred Stock had the number of votes equal to the number of shares of Common Stock into which it was convertible, up to the applicable beneficial ownership limitation, which is 4.99%. Due to the beneficial ownership limitation, no shares of Series B Preferred Stock were voted at the Annual Meeting.

The matters that were voted on at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth below. Of the shares of Common Stock present at the Annual Meeting, 1,462,472 shares were broker non-votes, and were not included in the figures for Proposal No. 1 below.

Proposal No. 1. To Elect Five Directors to Hold Office for a One-Year Term and Until Each of Their Successors are Elected and Qualified.

	Votes For	Votes Withheld
Charles P. Ferry	3,173,123	24,297
Kenneth Ehrman	3,093,269	104,151
Edmond L. Harris	3,013,760	183,660
Ned Mavrommatis	3,108,485	88,935
James Craig Nixon	3,173,102	24,318

Proposal No. 2. To Ratify the Appointment of Salberg & Company, P.A. as our Independent Certified Public Accounting Firm for the Fiscal Year Ending December 31, 2022.

Votes For	Votes Against	Abstentions
4,657,009	2,389	494

As a result of the above votes, all Director nominees were elected and Proposal 2 was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: June 21, 2022	By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer